Exhibit 10.42
2011 Executive Cash Incentive Bonus Plan

Incentive Structure 2 Metrics Weighting of metrics Target Payouts by quarter Target setting Target leverage and ranges

3 QRG Defined as quarterly revenue growth Adjusted EBITDA Margin Defined as GAAP operating income, plus depreciation and amortization, non-cash stock based compensation, minus interest, adjusted for taxes, calculated as a percentage of revenue Customer Satisfaction Defined as an average of the monthly percentages of surveyed customers that rate their overall experience with Constant Contact during a quarter as "very good" or "excellent" (or substantial equivalent if revised) EVM Annual Revenue Revenue attributable to the Event Marketing business unit Year-End Unique Customer Count Number of Unique Customers at December 31, 2011 (defined in the same manner as financial reporting) EVM Year-End Customer Count Event marketing customers at December 31, 2011 (defined in the same manner as financial reporting) Individual MBO MBO will be focused on personal, professional or organizational growth and development over the course of the quarter Metrics

4 Weighting of Metrics CEO Exec. (w/out EVM VP) EVM VP QRG 40% 40% 25% Adjusted EBITDA Margin 15% 15% 10% Customer Satisfaction 25% 25% 10% MBOs -- 20% 15% Year-End Unique Customer Count (CEO) 20% -- -- EVM Annual Revenue -- -- 15% EVM Year-End Customer Count -- -- 25% _____ _____ _____ 100% 100% 100%

Target Payouts by Quarter (CEO) 5 Q1 Q2 Q3 Q4 Total QRG 10% 10% 10% 10% 40% Adjusted EBITDA Margin 3.75% 3.75% 3.75% 3.75% 15% Customer Satisfaction 6.25% 6.25% 6.25% 6.25% 25% Year-End Unique Customer Count - - - 20% 20% 20% 20% 20% 40% 100% Calculations equal to percentages of annual target incentive.

Target Payouts by Quarter (Executives w/out EVM VP) 6 Q1 Q2 Q3 Q4 Total QRG 10% 10% 10% 10% 40% Adjusted EBITDA Margin 3.75% 3.75% 3.75% 3.75% 15% Customer Satisfaction 6.25% 6.25% 6.25% 6.25% 25% MBOs 5% 5% 5% 5% 20% 25% 25% 25% 25% 100% Calculations equal to percentages of annual target incentive.

Target Payouts by Quarter (EVM VP) 7 Q1 Q2 Q3 Q4 Total QRG 6.25% 6.25% 6.25% 6.25% 25% Adjusted EBITDA Margin 2.5% 2.5% 2.5% 2.5% 10% Customer Satisfaction 2.5% 2.5% 2.5% 2.5% 10% MBOs 3.75% 3.75% 3.75% 3.75% 15% EVM Annual Revenue - - - 15% 15% EVM Year-End Customer Count - - - 25% 25% 15% 15% 15% 55% 100% Calculations equal to percentages of annual target incentive.

8 QRG Set by Compensation Committee at beginning of year and mid-year based on Board budget Adjusted EBITDA Margin Set by Compensation Committee at beginning of year and mid-year based on Board budget Customer Satisfaction Set by Compensation Committee at beginning of year Individual MBOs Set at beginning of each quarter by CEO for Vice Presidents Year-End Unique Customer Count Set by Compensation Committee at beginning of year based on Board budget/operating plan EVM Annual Revenue Set by Compensation Committee at beginning of year based on Board budget EVM Year-End customer count Set by Compensation Committee at beginning of year based on Board budget/operating plan Target Setting

9 QRG Minimum QRG threshold 85%; payout of 60% of target Maximum QRG threshold 140%; payout of 300% of target Leverage as described on next page Adjusted EBITDA Margin Minimum target Adjusted EBITDA Margin threshold - (target less one percentage point); payout of 95% of target Maximum target Adjusted EBITDA Margin threshold - (target plus one percentage point); payout of 105% of target Customer Satisfaction Minimum target customer satisfaction- (target minimum less three percentage points); payout of 25% of target Maximum target customer satisfaction - (target maximum plus four percentage points); payout of 200% of target MBOs No minimum threshold Maximum payment 100% Payout equal to weighted % attainment of objective Year-End Unique Customer Count Minimum threshold - 50% payout at Board budget 100% payout at midpoint between Board budget and operating plan Maximum threshold - 200% payout at operating plan Linear interpolation between data points EVM Annual Revenue Minimum EVM Annual Revenue threshold 85%; payout of 60% of target Maximum EVM Annual Revenue threshold 140%; payout of 300% of target Leverage as describe on next page EVM Year-End Customer Count Minimum threshold - 100% payout at Board budget Maximum threshold - 200% payout at operating plan Linear interpolation between data points Target Leverage and Ranges

10 10 10 Target Leverage and Ranges QRG and EVM Annual Revenue Leverage Model Adjusted EBITDA Margin Leverage Model 1Linear interpolation between data points Customer Satisfaction Model 1Linear interpolation between data points